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                                                                   Exhibit 10.10

                 AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT

         THIS AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT, dated as of February 7, 2003, is by and between Anchor Glass Container Corporation ("Borrower"), and Congress Financial Corporation (Central), an Illinois corporation, in its capacity as agent (in such capacity, "Agent") for the financial institutions from time to time parties to the Loan Agreement (as hereinafter defined) as lenders (each individually, a "Lender" and collectively, "Lenders").

                              W I T N E S S E T H :

         WHEREAS, Agent, Lenders and Borrower have entered into financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders) may make loans and advances and provide other financial accommodations to Borrower as set forth in the Loan and Security Agreement, dated as of August 30, 2002, by and among Borrower, Collateral Agent, Bank of America, N.A., as documentation agent, General Electric Capital Corporation, as lead bookrunner and syndication agent, and Revolving Loan Lenders, as amended by Amendment No. 1 to Loan and Security Agreement, dated as of December 31, 2002, and this Amendment No. 2 to Loan and Security Agreement (this "Amendment"), dated as of the date hereof (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and other agreements, documents and instruments referred to therein or at any time executed or delivered in connection therewith or related thereto (all of the foregoing, including, without limitation, the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements");

         WHEREAS, Borrower has requested that Agent, among other things, consent to the issuance of the 11% Senior Secured Notes by Borrower in the aggregate principal amount of $300,000,000 (the "Senior Secured Notes" as hereinafter further defined), the proceeds of which will be used to, among other things, refinance (a) the Indebtedness evidenced by the Mortgage Notes and the other Mortgage Note Agreements, (b) the Indebtedness evidenced by the Term Loan Agreement and the other Term Loan Agreements and (c) the Indebtedness evidenced by certain equipment lease arrangements with respect to the Leased Equipment Repurchases (as hereinafter defined);

         WHEREAS, Agent and Required Lenders are willing to consent to the issuance of the Senior Secured Notes, subject to the terms and conditions contained in the Loan Agreement as amended hereby;

         WHEREAS, by this Amendment, Agent, Lenders and Borrower desire and intend to evidence such amendments and consents;

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, the parties hereto agree as follows:

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         1.  Definitions.

                  1.1 Additional Definitions. As used herein the following terms shall have the meanings given to them below and the Loan Agreement and the other Financing Agreements are hereby amended to include, in addition and not in limitation, the following definitions:

                           (a) "Collateral Access and Intercreditor Agreement"
shall mean the Collateral Access and Intercreditor Agreement, dated as of the date hereof, between Agent, for itself and on behalf of Lenders, and Note Trustee, for itself and on behalf of Noteholders, and as acknowledged by Borrower, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                           (b) "Equipment Lease Repurchases" shall mean,
collectively, the repurchases of all of the Equipment that are subject to the leases and lease financing arrangements set forth on Schedule 1.1(b) hereto.

                           (c) "Investment Concentration Account" shall mean the
depository account entitled "Anchor Glass Concentration Account" with account no. 3752179309 established at Bank of America, N.A. for the purpose of making short term investments in cash or Cash Equivalents permitted by Section 9.10(a) of the Loan Agreement.

                           (d) "Note Collateral" shall mean the real property,
equipment, fixed assets or other property of Borrower described on Schedule 1.1(d) hereto in or upon which Note Trustee, for the benefit of Noteholders at any time has a security interest or lien.

                           (e) "Note Indenture" shall mean the Indenture, dated
as of the date hereof, between Borrower, as issuer, and Note Trustee, in connection with the Senior Secured Notes, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                           (f) "Note Trustee" shall mean The Bank of New York, a
New York banking corporation, in its capacity as trustee and collateral agent pursuant to the Note Indenture and the other Noteholder Agreements, and its successors and assigns, including any replacement or successor trustee or agent acting for or on behalf of the Noteholders or pursuant to the Note Indenture or any additional trustee or agent.

                           (g) "Note Trustee Collateral Account" shall mean the
depository account entitled "Anchor Glass Collateral Account" with account no. 202334 established at The Bank of New York constituting the "Collateral Account" as defined in the Note Indenture (as in effect on February 7, 2003).

                           (h) "Noteholder Agreements" shall mean, collectively,
the following (as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced): the Note Indenture; the Senior Secured Notes; the agreements listed on Schedule 1.1(e) hereto and all agreements, documents and instruments at any time executed or delivered by Borrower or any other person with, to or in favor of Note Trustee or any Noteholder in connection therewith or related thereto.

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                           (i) "Noteholder Debt" shall mean all obligations,
liabilities and indebtedness of every kind, nature and description owing by Borrower to Note Trustee or any Noteholder, including principal, interest, charges, fees, premiums, indemnities and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, evidenced by or arising under or in connection with the Noteholder Agreements, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Noteholder Agreements or after the commencement of any case with respect to Borrower under the Bankruptcy Code or any similar statute (including, without limitation, any principal, interest, fees, costs, expenses and other amounts, whether or not such amounts are allowable in whole or in part, in any such case or similar proceeding), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, and whether arising directly or howsoever acquired by Note Trustee or such Noteholder.

                           (j) "Noteholders" shall mean those Persons that at
any time are the owner or holder, directly or indirectly, of record or beneficially, of any of the Senior Secured Notes, and their respective successors and assigns; sometimes being referred to herein individually as a "Noteholder".

                           (k) "Securities Laws" shall mean the Securities Act
of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all rules, regulations and interpretations issued pursuant thereto or in connection therewith, and all state and local statutes, rules and regulations issued in connection therewith or related thereto, as the same now exist or may hereafter be amended, modified, interpreted, recodified or supplemented.

                           (l) "Senior Secured Notes" shall mean, collectively,
the 11% Senior Secured Notes due 2013 issued by Borrower pursuant to the Note Indenture in the original principal amount of $300,000,000 in the aggregate and such other additional notes due on or after 2013 that may be issued after the date hereof by Borrower pursuant to the Indenture, as the same now exist (or may exist upon the issuance thereof) or may hereafter (or thereafter upon the issuance thereof) be amended, modified, supplemented, extended, renewed, restated or replaced.

         1.2 Amendments to Definitions.

                           (a) All references to the term "Bank Collateral" in
the Loan Agreement and the other Financing Agreements shall be deemed and each such reference is hereby deleted and replaced with the following:
"[Intentionally Omitted]".

                           (b) All references to the term "Collateral" in the
Loan Agreement and the other Financing Agreements shall be deemed and each such reference is hereby amended, modified and supplemented pursuant to Section 4 hereof.

                           (c) All references to the term "Mortgage Note
Collateral" in the Loan Agreement and the other Financing Agreements shall be deemed and each such reference is hereby deleted and replaced with the following: "[Intentionally Omitted]".

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                           (d) All references to the term "Shared Collateral" in
the Loan Agreement and the other Financing Agreements shall be deemed and each such reference is hereby deleted and replaced with the following:
"[Intentionally Omitted]".

                  1.3 Interpretation. For purposes of this Amendment, unless otherwise defined herein, all terms used herein, including, but not limited to, those terms used or defined in the recitals above, shall have the respective meanings ascribed to such terms in the Loan Agreement.

         2.  Encumbrances.

                  2.1 Section 9.8(j) of the Loan Agreement is hereby deleted and replaced with the following: "[Intentionally Omitted]".

                  2.2 Section 9.8(k) of the Loan Agreement is hereby deleted and replaced with the following: "[Intentionally Omitted]".

                  2.3 Section 9.8 of the Loan Agreement is hereby amended by deleting the word "and" after Section 9.8(o), replacing the period appearing at the end of Section 9.9(p) with a semicolon and the word "and", and adding a new
Section 9.8(q) as follows:

                  "(q) the security interests in and mortgages and liens upon the Note Collateral in favor of Note Trustee to secure the Noteholder Debt to the extent permitted hereunder; provided, that, such security interests in and mortgages and liens in favor of Note Trustee shall at all times extend to and include the Note Collateral (and not any of the Collateral) as set forth in the Collateral Access and Intercreditor Agreement."

         3.  Indebtedness.

                  3.1 Section 9.9(d) of the Loan Agreement is hereby deleted and replaced with the following: "[Intentionally Omitted]".

                  3.2 Section 9.9(e) of the Loan Agreement is hereby deleted and replaced with the following: "[Intentionally Omitted]".

                  3.3 Section 9.9 of the Loan Agreement is hereby amended by deleting the word "and" after Section 9.9(l), replacing the period appearing at the end of Section 9.9(m) with a semicolon and the word "and", and adding a new
Section 9.9(n) as follows:

                  "(n) Indebtedness of Borrower to Note Trustee and Noteholders evidenced by or arising under the Senior Secured Notes and the other Noteholder Agreements (as in effect on February 7,
                  2003); provided, that:

                           (i)    the principal amount of such Indebtedness
shall not exceed $300,000,000, less the aggregate amount of all repayments, repurchases or redemptions thereof,

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whether optional or mandatory, plus interest thereon at the rate provided in the
Senior Secured Notes as in effect on February 7, 2003,

                           (ii)   Borrower shall not, directly or indirectly,
make any payments in respect of such Indebtedness, except, that, Borrower may make regularly scheduled payments of interest in respect of the Senior Secured Notes in accordance with the terms of the Noteholder Agreements as in effect on February 7, 2003 and Borrower may make voluntary prepayments in respect of such Indebtedness so long as each of the following conditions have been satisfied:

                                  (A)  as of the date of any such prepayment and
after giving effect thereto, no Default or Event of Default (other than a Default or Event of Default that will be cured after giving effect to such prepayment) shall exist or have occurred and be continuing,

                                  (B)  as of the date of any such prepayment and
after giving effect thereto, the aggregate amount of the Excess Availability of Borrower shall have been not less than $10,000,000 for each of the immediately preceding thirty (30) consecutive days and the aggregate amount of the Excess Availability of Borrower shall be not less than $10,000,000,

                                  (C)  Agent shall have received not less than
ten (10) Business Days' prior written notice thereof setting forth in reasonable detail the amount of such prepayment and such other information with respect thereto as Agent may request;

                           (iii)  Borrower shall not, directly or indirectly,
(A) amend, modify, alter or change any of the material terms of such Indebtedness or any of the Noteholder Agreements as in effect on February 7, 2003, except, that, Borrower may, after prior written notice to Agent, amend, modify, alter or change the terms thereof so long as any such amendment, modification, alteration or change does not result in terms that are more burdensome or less favorable than the terms of such Indebtedness as in effect on the date hereof as determined by Agent in good faith, or (B) redeem, retire, defease, purchase or otherwise acquire such Indebtedness, or set aside or otherwise deposit or invest any sums for such purpose, except as permitted in the immediately preceding clause (ii) or pursuant to Refinancing Indebtedness to the extent permitted by Section 9.9(h) hereof, and

                           (iv)   Borrower shall furnish to Agent all material
notices or demands in connection with such Indebtedness either received by Borrower or on its behalf promptly after the receipt thereof, or sent by Borrower or on its behalf concurrently with the sending thereof, as the case may be."

         4   Collateral.

                  4.1 Without limiting the prior grant of the continuing security interest in, lien upon, and right of set off against, and assignment by Borrower to Agent, for itself and the ratable benefit of Lenders, to secure payment and performance of all Obligations, Borrower hereby grants (and confirms its prior grant of) a continuing security interest in, a lien upon, and a right of set off against, and hereby assigns (and confirms its prior assignment) to Agent, for itself and the ratable benefit of Lenders, as security, all personal property of Borrower, whether now owned or hereafter acquired or existing, and wherever located (together with all other collateral security for the Obligations at any time granted to or held or acquired by Agent or any Lender, collectively, the "Collateral"):

                           (a)    all Accounts;

                           (b)    all general intangibles, including, without
limitation, all Intellectual Property;

                           (c)    all Inventory;

                           (d)    all chattel paper, including, without
limitation, all tangible and electronic chattel paper;

                           (e)    all instruments, including, without
limitation, all promissory notes;

                           (f)    all documents;

                           (g)    all deposit accounts (other than the Note
Trustee Collateral Account);

                           (h)    all letters of credit, banker's acceptances
and similar instruments and including all letter-of-credit rights;

                           (i)    all supporting obligations and all present and
future liens, security interests, rights, remedies, title and interest in, to and in respect of Receivables and other Collateral, including rights and remedies under or relating to guaranties, contracts of suretyship, letters of credit and credit and other insurance related to the Collateral, rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, Receivables or other Collateral, including returned, repossessed and reclaimed goods, and deposits by and property of account debtors or other persons securing the obligations of account debtors;

                           (j)    all investment property (including securities,
whether certificated or uncertificated, securities accounts, security entitlements, commodity contracts or commodity accounts) and monies, credit balances, deposits and other property of Borrower now or hereafter held or received by or in transit to Agent, any Lender or its Affiliates or at any other depository or other institution from or for the account of Borrower, whether for safekeeping, pledge, custody, transmission, collection or otherwise;

                           (k)    all commercial tort claims, including, without
limitation, those identified in the Information Certificate;

                           (l)    to the extent not otherwise described above,
all Receivables;

                           (m)    all Records; and

                           (n)    all products and proceeds of the foregoing, in
any form, including insurance proceeds and all claims against third parties for loss or damage to or destruction of or other involuntary conversion of any kind or nature of any or all of the other Collateral.

                  4.2 Notwithstanding anything to the contrary set forth in
Section 4.1 hereof, the types or items of Collateral shall not include:

                           (a)    any interests in real property or improvements
thereon or fixtures;

                           (b)    any equipment or other fixed assets;

                           (c)    the Note Trustee Collateral Account and any
moneys, securities and instruments deposited or required to be deposited in the Note Trustee Collateral Account pursuant to the Note Indenture;

                           (d)    all products and proceeds of any and all of
the foregoing types or items of Collateral in clauses (a) through (d) of this
Section 4.2, in each case, whether now or hereafter owned or acquired by any of Borrower and its Subsidiaries; and

                           (e)    any rights or interest in any contract,
license or license agreement covering personal property of Borrower, so long as under the terms of such contract, license or license agreement, or applicable law with respect thereto, the grant of a security interest or lien therein to Agent is prohibited and such prohibition has not been waived or the consent of the other party to such contract, license or license agreement has not been obtained or a lawful waiver of such prohibition under applicable law has not been obtained; provided, that, the foregoing exclusion shall in no way be construed to apply if any such prohibition is unenforceable under Sections 9-406, 9-407 or 9-408 of the UCC or other applicable law.

         5.  Certain Conforming Amendments.

                  5.1 Section 9.7(b)(iii) of the Loan Agreement is hereby deleted and replaced with the following: "[Intentionally Omitted]".

                  5.2 Section 9.7(b) of the Loan Agreement is hereby amended by adding a new clause (xii) immediately after Section 9.7(b)(xi) as follows:

                  "(xii) sales or other dispositions by Borrower of assets or properties consisting of the Note Collateral; provided, that, as to each and all such sales or dispositions, Agent shall have received not less than ten (10) Business Days' prior written notice of such sale or disposition, and such other information with respect thereto as Agent may reasonably request, and such sale or disposition is consummated in accordance with the terms and conditions of the Noteholder Agreements and the Collateral Access and Intercreditor Agreement;"

                  5.3 Section 9.3 of the Loan Agreement is hereby amended by replacing the reference in Section 9.3(b)(i) to "Mortgage Note Trustee pursuant to the terms of the Mortgage Note Agreements" with the following: "Note Trustee pursuant to the terms of the Noteholder Agreements".

                  5.4 Section 9.7(c) of the Loan Agreement is hereby amended by replacing the reference in Section 9.7(c)(iv) to "Mortgage Note Indenture" with the following: "Note Indenture".

                  5.5 Section 9.8(p) of the Loan Agreement is hereby amended by replacing the reference to "Mortgage Note Intercreditor Agreement (as in effect on the date hereof)" with the following: "Collateral Access and Intercreditor Agreement (as in effect on February 7, 2003)".

                  5.6 Section 10.1(h)(B) of the Loan Agreement is hereby deleted and replaced with the following:

                  "(B) any default by Borrower under the Plan of Reorganization, the Confirmation Order, the Noteholder Agreements, the Equipment Financing Agreements or the PBGC Settlement Agreements, or"

         6.       Investment Concentration Account.

                  6.1 Borrower has informed Agent that promptly after the date hereof but by no later than February 10, 2003, Borrower will arrange to deposit into the Investment Concentration Account proceeds of the Senior Secured Notes in an amount approximately equal to $45,000,000 to be used for the purpose of making short term investments in cash or Cash Equivalents permitted by Section 9.10(a) of the Loan Agreement and to repurchase the Equipment under the Leased Equipment Repurchases in accordance with the terms and conditions of the leases under the Leased Equipment Repurchases and otherwise as Borrower may determine to the extent not prohibited by the Loan Agreement. Upon the exercise of such options to purchase the Equipment pursuant to the Leased Equipment Repurchases, the Indebtedness arising under such leases shall automatically be deemed refinanced pursuant to Section 9.9(h) of the Loan Agreement by reason of the Indebtedness incurred under the Senior Secured Notes and the other Noteholder Agreements to the extent permitted by Section 9.9(n) of the Loan Agreement as added hereby.

                  6.2 Borrower hereby acknowledges and agrees to deliver, in form and substance satisfactory to Agent, promptly but by no later than February 14, 2003, a Deposit Account Control Agreement between Agent and Bank of America, N.A. perfecting the lien and security interest in the Investment Concentration Account and such other agreements, documents or instruments to the extent required by Section 5.2 of the Loan Agreement.

         7. Additional Representations, Warranties and Covenants. In addition to the continuing representations and warranties heretofore or hereafter made by Borrower to Agent and Lenders pursuant to the Loan Agreement and the other Financing Agreements, Borrower hereby represents, warrants and covenants with, to and in favor of Agent and Lenders as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

                  7.1 This Amendment has been duly authorized, executed and delivered by all necessary action of Borrower, and is in full force and effect, and the agreements and obligations of Borrower contained herein constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with its terms.

                  7.2 No Default or Event of Default exists or has occurred that is continuing on the date hereof.

                  7.3 Neither the execution or delivery of the Senior Secured Notes or any of the other Noteholder Agreements, nor the consummation of the transactions contemplated by the Noteholder Agreements, nor compliance with the provisions thereof, shall result in the creation nor imposition of any lien, charge or incumbrance upon any of the Collateral as amended hereby.

                  7.4 The Senior Secured Notes have been duly authorized, issued and delivered by Borrower pursuant to the Note Indenture and the other Noteholder Agreements, and the transactions contemplated thereunder have been performed in accordance with their terms by the respective parties thereto in all respects, including the fulfillment (not merely the waiver) of all conditions precedent set forth therein.

                  7.5 All actions and proceedings required by the Senior Secured Notes and the other Noteholder Agreements, applicable law or regulations, including, without limitation, all Securities Laws, have been taken, and the transaction required thereunder have been (or will be when required to under the Noteholder Agreements or applicable law) duly and validly taken and consummated.

                  7.6 Neither the execution and delivery of the Senior Secured Notes or any of the other Noteholder Agreements nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof
(a) has violated or will violate any of the Securities Laws or any other law or regulation or any order or decree of any court or governmental instrumentality in any respect, or (b) does or shall conflict with or result in the breach of, or constitute a default in any respect under, any indenture, mortgage, deed of trust, security agreement, agreement or instrument to which Borrower is a party or may be bound, or (c) violate any provision of the Certificate of Incorporation or By-Laws of Borrower.

                  7.7 All payments that are required or anticipated to be made on the date hereof and the names of the payees to be paid using all of the proceeds of the Senior Secured Notes contemplated by the Noteholder Agreements are set forth on Schedule 7.7 hereto.

                  7.8 To the best knowledge of Borrower, no court of competent jurisdiction has issued any injunction, restraining order or other order which prohibits consummation of the issuance of the Senior Secured Notes and the transactions related to the other Noteholder Agreements and no governmental or other action or proceeding has been threaten or commenced, seeking any injunction, restraining order or other order which seeks to avoid or otherwise modify the issuance of the Senior Secured Notes or any of the other Noteholder Agreements and the transactions related thereto.

                  7.9 Borrower has delivered to Agent, true, correct and complete copies of the Note Indenture and the other Noteholder Agreements.

                  7.10 Within ten (10) days after the date hereof, Agent shall have received, in form and substance satisfactory to Agent, all instruments and documents and such other documents as Agent may request, in its good faith judgment, to evidence and effectuate the releases and termination by Term Loan Agent and Term Loan Lenders of the Term Loan Debt and the Term Loan Agreements and the termination by Mortgage Note Trustee and Mortgage Note Holders of the Mortgage Note Debt and the Mortgage Note Agreements and the termination and release by it or them, as the case may be, of any interest in and to any assets and properties of Borrower, duly authorized, executed and delivered by them, including, but not limited to, (a) UCC termination statements for all existing UCC financing statements previously filed by any of them, as secured party, and Borrower (or its predecessors), as debtor, (b) satisfactions and discharges of any mortgages, deeds of trust or deeds to secure debt by Borrower in favor of Mortgage Note Trustee, in form acceptable for recording with the appropriate Governmental Authority, and (c) releases of terminations of any Intellectual Property filings previously filed by any of them against Borrower with the U.S. Patent and Trademark Office or the U.S. Copyright Office.

         8. Conditions Precedent. The effectiveness of the amendment by Agent contained herein shall be subject to the satisfaction, in a manner satisfactory to Agent, of the following conditions precedent:

                  8.1 Agent shall have received a counterpart of this Amendment, duly authorized, executed and delivered by Borrower;

                  8.2 Agent shall have received, in form and substance satisfactory to Agent, the Collateral Access and Intercreditor Agreement, duly authorized, executed and delivered by Note Trustee and Borrower;

                  8.3 a UCC amendment to the existing UCC financing statement, in form and substance satisfactory to Agent, amending and restating the collateral description shall have been filed with the Delaware Secretary of State;

                  8.4 Agent shall have received evidence, in form and substance satisfactory to Agent in its good faith determination, that all Indebtedness of Borrower owed to Mortgage Note Trustee and Mortgage Note Holders arising under the Mortgage Notes and the other Mortgage Note Agreements has been duly and validly repaid in accordance with the terms of the Mortgage Note Indenture and the other Mortgage Note Agreements and the security interests in, liens upon, rights of setoff against and pledges of all of the assets and properties of Borrower in favor of Mortgage Note Trustee and any Mortgage Note Holder under the Mortgage Note Agreements shall have been terminated;

                  8.5 Agent shall have received evidence, in form and substance satisfactory to Agent in its good faith determination, that (a) all Indebtedness of Borrower owed to Term Loan Agent and Term Loan Lenders arising under the Term Loan Agreements has been duly and validly repaid in accordance with the terms of the Term Loan Agreement and the other Term Loan Agreements and (b) the security interests in, liens upon, rights of setoff against and pledges of all of the assets and properties of Borrower in favor of Term Loan Agent and any Term Loan Lender under the Term Loan Agreements shall have been terminated;

                  8.6 Agent shall have received, in form and substance satisfactory to Agent, the written consent of Required Lenders consenting to this Amendment and the Collateral Access and Intercreditor Agreement, duly authorized, executed and delivered by such Lender;

                  8.7 All representations and warranties contained herein shall be true and correct; and

                  8.8 no Default or Event of Default shall exist or have occurred.

         9. Effect of this Amendment. Except as expressly set forth herein, no other amendments, consents, changes or modifications to the Loan Agreement or any of the other Financing Agreements are intended or implied, and in all other respects the Loan Agreement and the other Financing Agreements are hereby specifically ratified, restated and confirmed by all the parties hereto as of the effective date hereof and Borrower shall not be entitled to any other or further amendment or consent by virtue of the provisions of this Amendment or with respect to the subject matter of this Amendment. To the extent of any conflict between the terms of this Amendment and the Loan Agreement, the terms of this Amendment shall control. The Loan Agreement and this Amendment shall be read and construed as one agreement.

         10. Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or desirable in such party's good faith determination to effectuate the provisions and purposes of this Amendment.

         11. Governing Law. The validity, interpretation and enforcement of this Amendment and the other Financing Agreements and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of Illinois (without giving effect to principles of conflict of laws).

         12. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

         13. Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment.

         14. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Amendment by telefacsimile shall have the same force and effect as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment as to such party or any other party.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

AGENT                                   BORROWER

CONGRESS FINANCIAL CORPORATION          ANCHOR GLASS CONTAINER
  (CENTRAL), as Agent and a Lender       CORPORATION

By: /s/ John Freeman                    By: /s/ Richard M. Deneau
    ----------------------------            ----------------------------------

Name:  John Freeman                     Name:  Richard M. Deneau

Title: AVP                              Title: President